UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Solicitation Material Under Rule 14a-12

Utah Medical Products, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

On April 10, 2024, Utah Medical Products, Inc. (the “Company”) filed its Definitive Proxy Statement (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”). The Proxy Statement was filed in connection with the Company’s 2024 Annual Meeting of Stockholders to be held on May 3, 2024.

This supplement includes the updated Annual Meeting Proxy Card reflecting the corrected language for proposal 3, “To approve, by advisory vote, the Company’s executive compensation program.” No other changes are being made to the Proxy Statement.

PROXY

Annual Meeting of the Stockholders of	(This Proxy is Solicited on Behalf
Utah Medical Products, Inc.	of the Board of Directors)

The undersigned hereby appoint Kevin L. Cornwell and Brian L. Koopman, and each of them, proxies, with full power of substitution, to vote the shares of common stock of Utah Medical Products, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the corporate offices of the Company, 7043 South 300 West, Midvale, Utah, on May 3, 2024, at 12:00 noon, local time, and any postponement or adjournment(s) thereof, such proxies being directed to vote as specified below.  If no instructions are specified, such proxies will be voted “FOR” proposals 1-3.

To vote in accordance with the Board of Directors' recommendations, sign below; check the “FOR” boxes on proposals 1-3.  To vote against any of the board’s recommendations on proposals 1-3, check the appropriate box(es) marked “WITHHOLD” or “AGAINST,” below.

(1)To elect two directors of the Company to serve a three year term and until their successor is elected and qualified;

Kevin L. Cornwell:FOR  ☐WITHHOLD  ☐

Paul O. Richins: FOR  ☐WITHHOLD  ☐

(2)To ratify the selection of Haynie & Company as the Company’s independent public accounting firm for the year ending December 31, 2024;

FOR  ☐   AGAINST  ☐  ABSTAIN  ☐

(3)To approve, by advisory vote, the Company’s executive compensation program;

FOR  ☐   AGAINST  ☐  ABSTAIN ☐

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS IN THE RECORDS OF THE COMPANY.  WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.  IF YOUR SHARES ARE HELD AT A BROKERAGE HOUSE, PLEASE INDICATE THE NAME OF THE BROKERAGE HOUSE AND THE NUMBER OF SHARES HELD.

Dated                                                           No. of Shares ________________________________

Signature                                                       Signature (if held jointly) _______________________

Print Name                                                    Print Name __________________________________

PLEASE ACT PROMPTLY

PLEASE MARK, SIGN, DATE, AND RETURN PROXY IN THE BUSINESS REPLY ENVELOPE PROVIDED.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on May 3, 2024 - the proxy statement and annual report are available at www.utahmed.com/annual-reports-proxy-materials.html.

Utah Medical Products, Inc.

7043 South 300 West

Midvale, Utah 84047